Offerings - Offering: 1	Feb. 09, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	3.750% InterNotes Due February 15, 2029
Amount Registered	877,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 877,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 121.11
Offering Note	None